UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-21200

The Denali Fund Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: October 31

Date of Reporting Period: October 31, 2013

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

The Denali Fund Inc.	Letter from the Advisers
October 31, 2013

Dear Stockholders:

On November 4, 2013, a press release was issued announcing that the board of directors of each of The Denali Fund Inc. (the “Fund”), First Opportunity Fund, Inc., Boulder Total Return Fund, Inc., and Boulder Growth & Income Fund, Inc. approved the reorganization of each of these funds into a single surviving fund, which, subject to the approval of various matters by stockholders of each fund, will be the Boulder Growth & Income Fund, Inc. If you have not had a chance to view the press release, it is available on the Fund’s recently launched website at www.boulderfunds.net. I am excited by the proposed reorganization and believe it represents an important step in our efforts to better serve the Fund’s stockholders and to potentially indirectly reduce the Fund’s share price discount. I will delve more into this topic later in the letter, but let me first provide a review of the Fund’s performance.

For the one-year period ending October 31, 2013, the Fund generated an absolute return of 27.2% on net assets. The Fund’s strong absolute performance over the period compares favorably to the 27.2% return generated by the S&P 500 and the 21.8% return of the Dow Jones Industrial Average (DJIA), but it was not enough to keep pace with the 33.8% return generated by the NASDAQ Composite. Following is a table comparing the Fund’s NAV and market performance with the various indices.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Since October 2007**
DNY (NAV)	1.2%	4.0%	27.2%	14.7%	13.2%	5.6%
DNY (Market)	2.1%	7.8%	25.1%	13.5%	15.6%	4.4%
S&P 500 Index	4.8%	11.1%	27.2%	16.5%	15.1%	4.4%
DJIA	0.9%	6.1%	21.8%	14.8%	13.9%	4.7%
NASDAQ Composite	8.4%	18.6%	33.8%	17.5%	19.3%	6.6%

*	Annualized
**	Annualized since October 2007, when the current Advisers became investment advisers to the Fund.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

A key contributor to the Fund’s performance on an absolute and relative basis for the one-year period was the Fund’s position in Berkshire Hathaway, Inc. (Berkshire Hathaway). For the period, Berkshire Hathaway generated a 33.6% return. As seen in previous periods, the large contribution to performance from the Berkshire Hathaway position was partially driven by its large size as it accounted for roughly 24.7% of total assets at period end. While Berkshire Hathaway accounts for a large portion of the total portfolio, we remain comfortable with the Fund’s current position at this time as we believe its diverse underlying holdings mitigate some of the risk of having such a large position.

Annual Report | October 31, 2013	1

Letter from the Advisers	The Denali Fund Inc.
October 31, 2013

Additional key contributors to performance on an absolute and relative basis were the Fund’s positions in Ithan Creek Partners, L.P. (Ithan Creek) and Johnson & Johnson. For the period, Ithan Creek and Johnson & Johnson generated strong total returns for the period of 27.2% and 35.6%, respectively. Similar to Berkshire Hathaway, the contribution from the Ithan Creek position was enhanced by its large weight in the portfolio as it accounted for approximately 12.0% of the total portfolio at period end. In relation to the Fund’s position in Johnson & Johnson, it is important to note the size of the position has been reduced over the last few months to roughly 2.0% of the total portfolio at period end. While we continue to view Johnson & Johnson as a high quality company, we decided to reduce the position as we believe the recent price appreciation in the company’s stock has pushed its valuation to a level that is less attractive relative to other available investment opportunities.

On the other end of the spectrum, a key detractor to the Fund’s performance on an absolute and relative basis was the Fund’s position in Linn Energy LLC (Linn Energy), which generated a negative 27.6% return for the period and accounted for approximately 0.7% of total assets at period end. In July of this year, the company voluntarily disclosed that the Securities and Exchange Commission (SEC) had commenced a private inquiry into Linn Energy and Linn Co LLC (Linn Co) in relation to the proposed merger with Berry Petroleum Company (Berry) and Linn Energy’s and Linn Co’s use of non-GAAP financials and their hedging strategy among other things. The announcement resulted in a sharp decline in Linn Energy’s stock price, which immediately put the completion of the favorably viewed proposed merger with Berry in doubt. Despite the shock of the announcement, we maintained our investment discipline and carefully reviewed the situation. As we believed the prevailing stock price after the announcement undervalued the business on a stand-alone basis, we made the decision to maintain the Fund’s position in Linn Energy. While the stock continues to trade below where it traded before the announcement, it has gradually recovered since aided by the restructuring of the terms of the merger with Berry, which should allow for the completion of the transaction. Regardless, this remains a position that we will monitor closely.

Other key detractors to performance for the period were the Fund’s positions in Midland Holdings Limited (Midland) and Kiwi Income Property Trust. For the period, the Fund’s position in Midland generated a negative 16.8% return and accounted for approximately 0.1% of total assets at period end. As discussed in the previous letter, the company’s performance has been negatively impacted by recently implemented government policies aimed at cooling Hong Kong’s property markets, which have reduced property transaction volumes and pressured transaction values. While we do not expect a rapid recovery in the company’s business fundamentals in the near future, we continue to remain comfortable with the Fund’s position in Midland as the company is one of only two dominant players in Hong Kong, has been a solid free cash flow generator and remains attractively valued in our opinion, especially after accounting for the company’s large cash position. The Fund’s position in Kiwi Income Property Trust generated a return for the period of a negative 0.5% and accounted for approximately 0.3% of total assets at period end.

Going forward, we believe the Fund’s portfolio is well positioned to deliver solid long-term returns due to its attractively valued investments in high-quality, defensible businesses. We believe it has become more difficult to find attractive investment opportunities in today’s market as rapid price appreciation over the past year has caused the market to be fairly valued in our opinion. We will remain active in our efforts to identify new investment opportunities, but we will not chase valuations higher. As I have stated in previous letters, our investment philosophy is to invest in good companies at attractive valuations for the long-run. If elevated valuations prevent us from

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The Denali Fund Inc.	Letter from the Advisers
October 31, 2013

making these investments, we are content to wait until conditions become more favorable. If the market continues to appreciate at its current pace, we believe the Fund should persist in the generation of absolute returns. However, by maintaining investment discipline in the face of rising valuations, the Fund may run the risk of underperforming relative to its benchmarks. This will especially be the case if we believe stock valuations begin to trade at unreasonable premiums to their underlying businesses at which point the Fund may rotate more into cash assets. Regardless of the market environment, we will continue to adhere to our investment philosophy as we firmly believe it has the capacity to deliver superior absolute returns over the long-run.

As discussed in prior letters, we are committed to finding better ways to serve the Fund’s stockholders. As part of this commitment, we launched the new website for the Fund in August of this year. Our goal in designing the new site was to provide, in a single location, current and potential stockholders with relevant and easy to understand information and insight into the Fund, the advisers and the underlying investment philosophy used in the management of the Fund. While we feel the new site has achieved this goal, we will continue to look for ways to make improvements and welcome any feedback you may have.

We have also been working diligently on the aforementioned proposed reorganization. While there is still a lot that needs to be done before the reorganization becomes a reality, we are excited by the progress made to date. We believe reorganizing into one surviving fund will not only benefit the Fund’s stockholders, but will potentially help indirectly reduce the Fund’s share price discount to net asset value per share. While I invite you to review the press release for additional information, there are some key aspects of the reorganization that we think underscore these beliefs.

To begin, we believe the proposed reorganizations represent a common sense approach to managing each of the funds involved. All four of the participating funds are managed by the same portfolio managers, utilize the same investment philosophy, share similar investment objectives and have similarly constructed portfolios. By combining these similarly managed funds, the reorganization would allow for the elimination of certain operational redundancies encountered in managing these four funds separately. As an example, the number of stockholder letters I write each year would be reduced from eight to two as a result of the reorganization. Although I thoroughly enjoy writing these letters, the change would allow me to re-focus my time on activities that we believe could provide greater benefit to the Fund’s stockholders, such as investment research. We expect similar benefits to extend to the board of directors level as the boards of the participating funds would be consolidated into the single board of the surviving fund.

Furthermore, we believe the proposed reorganizations will provide additional benefits in relation to such issues as advisory and administrative fees, individual position concentrations, secondary market liquidity and market visibility among others. In connection with the proposed reorganizations, stockholders will be asked to approve, among other things and depending on the fund in which they own shares, changes to charter documents, fundamental investment policies, and new investment advisory agreements, which are described in greater detail in the press release and in the forthcoming joint proxy statement/prospectus. As part of these proposals, the new investment advisory agreements provide for a reduction of the current advisory fee rate.

Likewise, the surviving fund is expected to benefit from lower total administration fees than currently paid for by the four funds on a standalone basis due to the triggering of existing fee

Annual Report | October 31, 2013	3

Letter from the Advisers	The Denali Fund Inc.
October 31, 2013

reduction breakpoints. In addition, we expect the surviving fund to have fewer large individual position concentrations than currently experienced by the Fund on a standalone basis. We also expect that secondary market liquidity may increase as a result of the proposed reorganizations as the surviving fund will benefit from a larger asset and share base. We further believe the reorganization should result in an increase in overall market visibility as the surviving fund is expected to have total assets in excess of $1.1 billion.

It is our hope that the combination of the advisory fee reduction, the decrease in large individual position concentrations, the potential increase in secondary market liquidity, any improvement in market visibility and other related effects of the proposed reorganization will help narrow the share price discount to net asset value per share of the surviving fund. This is predicated on the belief that these expected changes should give the surviving fund access to a larger universe of potential investors, which may result in an increase in overall investment interest for the surviving fund as compared to the aggregate interest in the four participating funds on a standalone basis.

We understand that, in the course of their review of the reorganizations, the funds’ boards have considered potential benefits such as those described above, as well as reductions in issuer concentrations, narrowing of discounts and consolidation of advisory service arrangements. We also understand that the boards have considered potential disadvantages associated with the reorganizations, including the possibility of portfolio rebalancing and the attendant transaction costs.

Again, there is still work to be done and many hurdles to be cleared before the proposed reorganization can become a reality. As we believe the reorganization represents an important step forward in our efforts to better serve the Fund’s stockholders and address the Fund’s share price discount, we will continue to work diligently towards its implementation. I encourage you all to take the time to thoroughly review all the relevant information related to the reorganization as it becomes available and come to your own conclusion. We hope you will view it as favorably as we do.

In the meantime, I would like to wish you all a safe and happy holiday season and I look forward to writing you again soon.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

December 4, 2013

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

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The Denali Fund Inc.	Letter from the Advisers
October 31, 2013

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

This letter is not intended to, and does not, constitute an offer to sell, or solicitation of an offer to buy, shares of any of the Fund or Boulder Growth & Income Fund, Inc.; nor is this letter intended to solicit a proxy from any stockholder of any of the aforementioned funds. Such solicitations will only be made by a final, effective registration statement, which includes a definitive Joint Proxy Statement/Prospectus (the “Registration Statement”), after the Registration Statement is declared effective by the SEC.

INVESTORS AND SECURITY HOLDERS OF THE FUND ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REORGANIZATIONS AND OTHER PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND EXPENSES OF THE SURVIVING FUND CAREFULLY. THE JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN INFORMATION WITH RESPECT TO THE INVESTMENT OBJECTIVES, RISKS AND EXPENSES OF THE FUNDS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS.

The Joint Proxy Statement/Prospectus will not constitute an offer to sell securities, nor will it constitute a solicitation of an offer to buy securities, in any state where such offer or sale is not permitted.

Security holders may obtain free copies of the Joint Proxy Statement/Prospectus and other documents (when they become available) filed with the SEC at the SEC’s web site at www.sec.gov. In addition, free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC may also be obtained after effectiveness of the Registration Statement by calling (877) 561-7914.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund currently has Auction Rate Preferred Shares outstanding, which results in the use of leverage. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. The Fund utilizes leverage to seek to enhance the returns for its common stockholders over the long term; however, this objective may not be achieved in all interest rate environments. As a result of the failed auctions for the Auction Preferred Shares, the Fund pays Auction Rate Preferred Shareholders a dividend rate that is generally tied to short-term interest rates. This dividend rate has been and remains generally economical compared to the earnings of the Fund’s investments. However, to the extent that in the future short-term interest rates increase and the cost of this leverage increases, and earnings from the Fund’s investments do not

Annual Report | October 31, 2013	5

Letter from the Advisers	The Denali Fund Inc.
October 31, 2013

increase, the Fund’s net investment returns may decline. Moreover, the Fund is required to maintain an asset coverage ratio of 200% on any outstanding Auction Rate Preferred Shares. If the Fund were unable to maintain the required asset coverage ratio, it could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so. Fund management and the Fund’s board of directors continue to explore other liquidity and leverage options, including borrowing through a credit facility; this may result in Preferred Shares being redeemed or repurchased in the future. Notwithstanding this, the board of directors may ultimately decide to leave the current Auction Rate Preferred Stock outstanding if, after evaluating liquidity solutions that would enable the Fund to redeem the Preferred Stock, the board determines that such solutions would be inconsistent with the interests of the Fund’s stockholders.

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The Denali Fund Inc.	Financial Data
October 31, 2013 (Unaudited)

		Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid
10/31/12	$19.98	$ 16.55	$0.00
11/30/12	20.16	16.27	0.00
12/31/12	20.48	16.22	0.20	*
1/31/13	21.89	17.60	0.00
2/28/13	22.47	18.61	0.00
3/31/13	23.33	18.41	0.00
4/30/13	24.17	18.98	0.00
5/31/13	24.63	20.10	0.00
6/30/13	24.12	19.46	0.00
7/31/13	24.64	19.88	0.16	**
8/31/13	23.26	18.93	0.00
9/30/13	24.00	19.05	0.00
10/31/13	24.93	20.30	0.00

*	This distribution consisted of $0.05 per share short-term capital gain and $0.15 per share long-term capital gain.
**	This distribution consisted of $0.05 per share net investment income, $0.04 per share short-term capital gain and $0.07 per share long-term capital gain.

Investments as a % of Total Net Assets Available to Common Stock and Preferred Shares

Annual Report | October 31, 2013	7

Portfolio of Investments	The Denali Fund Inc.
October 31, 2013

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS 95.7%

DOMESTIC COMMON STOCKS 77.5%

Banks 4.3%
125,892	Wells Fargo & Co.	$5,374,330

Construction Machinery 0.9%
14,000	Caterpillar, Inc.	1,167,040

Diversified 24.7%
179	Berkshire Hathaway, Inc., Class A*	30,966,069

Diversified Financial Services 4.5%
111,300	JPMorgan Chase & Co.	5,736,402

Healthcare Products & Services 2.0%
27,300	Johnson & Johnson	2,528,253

Manufacturing 1.8%
18,000	3M Co.	2,265,300

Mining 4.2%
142,350	Freeport-McMoRan Copper & Gold, Inc.	5,232,786

Oil & Gas 0.9%
9,700	Chevron Corp.	1,163,612

Real Estate Investment Trusts (REITs) 14.3%
112,000	LTC Properties, Inc.	4,418,400
207,200	Ventas, Inc.	13,517,728

		17,936,128

Registered Investment Companies (RICs) 6.3%
366,952	Cohen & Steers Infrastructure Fund, Inc.	7,548,202
18,154	RMR Real Estate Income Fund	332,037

		7,880,239

Retail 2.7%
59,000	Kohl’s Corp.	3,351,200

Software & Services 5.2%
19,100	International Business Machines Corp.	3,422,911
92,200	Oracle Corp.	3,088,700

		6,511,611

See Accompanying Notes to Financial Statements.
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The Denali Fund Inc.	Portfolio of Investments
October 31, 2013

Shares	Description	Value (Note 1)
Technology Hardware & Equipment 4.4%
246,575	Cisco Systems, Inc.	$5,547,938

Tobacco Products 1.3%
45,000	Altria Group, Inc.	1,675,350

TOTAL DOMESTIC COMMON STOCKS (Cost $58,916,518)		97,336,258

FOREIGN COMMON STOCKS 5.5%

Insurance 1.1%
6,700	Muenchener Rueckversicherungs AG	1,400,022

Oil & Gas 0.4%
12,000	Transocean, Ltd.	564,840

Pharmaceuticals 3.6%
14,500	Sanofi	1,546,252
55,000	Sanofi, ADR	2,941,400

		4,487,652

Real Estate 0.1%
100	Cheung Kong Holdings, Ltd.	1,563
200,000	Midland Holdings, Ltd.	81,517

		83,080

Real Estate Investment Trusts (REITs) 0.3%
390,199	Kiwi Income Property Trust	352,924

TOTAL FOREIGN COMMON STOCKS (Cost $4,992,888)		6,888,518

LIMITED PARTNERSHIPS 0.7%
30,000	Linn Energy LLC	831,000

TOTAL LIMITED PARTNERSHIPS (Cost $1,106,484)		831,000

See Accompanying Notes to Financial Statements.
Annual Report | October 31, 2013	9

Portfolio of Investments	The Denali Fund Inc.
October 31, 2013

Shares	Description	Value (Note 1)
HEDGE FUNDS 12.0%
	Ithan Creek Partners, LP*(1)(2)	$15,086,153

TOTAL HEDGE FUNDS (Cost $7,000,000)		15,086,153

TOTAL LONG TERM INVESTMENTS (Cost $72,015,890)		120,141,929

SHORT TERM INVESTMENTS 3.3%
Money Market Funds 3.3%
3,825,584	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7 Day Yield - 0.010%	3,825,584
300,000	JPMorgan Prime Money Market Fund, Capital Class, 7 Day Yield - 0.051%
		300,000

Total Money Market Funds (Cost $4,125,584)		4,125,584

TOTAL SHORT TERM INVESTMENTS (Cost $4,125,584)		4,125,584

TOTAL INVESTMENTS 99.0% (Cost $76,141,474)		124,267,513

OTHER ASSETS AND LIABILITIES 1.0%		1,302,983

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED SHARES 100.0%		125,570,496

AUCTION PREFERRED SHARES (APS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(21,950,068)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		$103,620,428

See Accompanying Notes to Financial Statements.
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The Denali Fund Inc.	Portfolio of Investments
October 31, 2013

Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

*	Non-income producing security.
(1)

Fair valued security under procedures established by the Fund’s Board of Directors. Total market value of fair valued securities as of October 31, 2013 was $15,086,153, or 12.0% of total net assets available to common stock and preferred shares.

(2)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.

Percentages are stated as a percent of the Total Net Assets Available to Common Stock and Preferred Shares.

Regional Breakdown as a % of Total Net Assets Available to Common and Preferred Stockholders

United States	93.5%
France	3.6%
Germany	1.1%
Switzerland	0.4%
New Zealand	0.3%
Hong Kong	0.1%
Other Assets and Liabilities	1.0%

See Accompanying Notes to Financial Statements.
Annual Report | October 31, 2013	11

Statement of Assets and Liabilities	The Denali Fund Inc.
October 31, 2013

ASSETS:
Investments, at value (Cost $76,141,474) (Note 1)	$124,267,513
Foreign currency, at value (Cost $7)	7
Dividends receivable	68,568
Receivable for investment securities sold	1,445,000
Prepaid expenses and other assets	13,941
Total Assets	125,795,029

LIABILITIES:
Investment co-advisory fees payable (Note 2)	120,877
Legal and audit fees payable	64,242
Administration and co-administration fees payable (Note 2)	25,246
Printing fees payable	4,139
Accrued expenses and other payables	10,029
Total Liabilities	224,533
Total Net Assets Applicable to Common and Preferred Shareholders	$125,570,496

AUCTION PREFERRED SHARES:
$0.0001 par value, 2,000 shares authorized, 878 shares outstanding, liquidation preference of $25,000 per share (Note 5)	21,950,000
Accrued dividends on auction preferred shares	68
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$103,620,428

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$416
Paid-in capital in excess of par value of common stock	54,824,106
Overdistributed net investment income	(127,374)
Accumulated net realized gain on investments sold and foreign currency related transactions	796,728
Net unrealized appreciation on investments and foreign currency transactions	48,126,552
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$103,620,428

Net Asset Value, $103,620,428/4,157,117 common stock outstanding	$24.93

  See Accompanying Notes to Financial Statements.

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The Denali Fund Inc.	Statement of Operations
For the Year Ended October 31, 2013

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes $40,765)	$2,718,610
Total Investment Income	2,718,610

EXPENSES:
Investment co-advisory fees (Note 2)	1,481,806
Administration and co-administration fees (Note 2)	283,848
Legal and audit fees	118,759
Directors’ fees and expenses (Note 2)	85,633
Transfer agency fees	17,572
Insurance fees	17,526
Custody fees	13,769
Printing fees	13,444
Preferred shares broker commissions and auction agent fees (Note 5)	7,001
Other	67,368
Total Expenses	2,106,726
Less fees waived by investment advisers	(118,131)
Net Expenses	1,988,595
Net Investment Income	730,015

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investment securities	3,152,426
Foreign currency related transactions	1,700
3,154,126
Net change in unrealized appreciation of:
Investment securities	18,214,944
Foreign currency related translations	1,274
18,216,218
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	21,370,344
PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(4,098)
Distributions from net realized capital gains	(23,495)
Total Preferred Shares Transactions	(27,593)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM OPERATIONS	$22,072,766

  See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2013	13

Statements of Changes in Net Assets	The Denali Fund Inc.

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
OPERATIONS:
Net investment income	$730,015	$411,783
Net realized gain/(loss) on investment securities and foreign currency related transactions	3,154,126	(592,396)
Net change in unrealized appreciation on investments and foreign currency related translations	18,216,218	11,654,447
	22,100,359	11,473,834

PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(4,098)	(11,046)
Distributions from net realized capital gains	(23,495)	(15,630)
Total Preferred Shares Transactions	(27,593)	(26,676)
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	22,072,766	11,447,158

DISTRIBUTIONS: COMMON STOCK
From net investment income	(204,904)	(83,142)
From net realized capital gains	(1,306,706)	(3,221,766)
Total Distributions: Common Stock	(1,511,610)	(3,304,908)
Net Increase in Net Assets Applicable to Common Stockholders	20,561,156	8,142,250

NET ASSETS:
Beginning of year	105,009,272	96,867,022
End of year (Including overdistributed net investment income of $(127,374) and $(80,907), respectively)	125,570,428	105,009,272

Auction Preferred Shares (APS) Par Value	(21,950,000)	(21,950,000)
Net Assets Applicable to Common Stockholders	$103,620,428	$83,059,272

  See Accompanying Notes to Financial Statements.

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The Denali Fund Inc.	Statement of Cash Flows
For the Year Ended October 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations excluding dividends on Auction Preferred Shares and gains on Auction Preferred Shares redemption	$22,100,359
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(11,453,076)
Proceeds from disposition of investment securities	12,159,244
Net purchases of short-term investment securities	(354,628)
Net realized gain on investment securities	(3,152,426)
Net realized gain on foreign currency related transactions	(1,700)
Net change in unrealized appreciation on investment securities and foreign currency related transactions	(18,216,218)
Increase in dividends receivable	(13,277)
Decrease in prepaid expenses and other assets	2,410
Increase in investment co-advisory fees payable	22,488
Increase in legal and audit fees payable	9,380
Increase in administration and co-administration fees payable	3,053
Decrease in printing fees payable	(3,568)
Decrease in directors’ fees and expenses payable	(13,244)
Decrease in accrued expenses and other payables	(20,375)
Net Cash Provided by Operating Activities	1,068,422

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(1,511,610)
Cash distributions paid on Auction Preferred Shares	(28,333)
Net Cash Used in Financing Activities	(1,539,943)

Effect of exchange rates on cash	2,974
Net decrease in cash	(468,547)
Cash and foreign currency, beginning balance	$468,554
Cash and foreign currency, ending balance	$7

  See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2013	15

Financial Highlights
For a Common Share Outstanding Throughout Each Period

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE
Net Asset Value - Beginning of Year
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

PREFERRED SHARES TRANSACTIONS
Distributions paid from net investment income
Distributions paid from net realized capital gains
Gain on redemption of Auction Preferred Shares
Total Preferred Shares* Transactions

Net Increase from Operations Applicable to Common Stock

DISTRIBUTIONS: COMMON STOCK
Distributions paid from net investment income
Distributions paid from net realized capital gains
Distributions paid from tax return of capital
Total Distributions Paid to Common Stockholders

Common Stock Net Asset Value - End of Year

Common Stock Market Value - End of Year

Total Return, Common Stock Net Asset Value(c)
Total Return, Common Stock Market Value(c)

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
Ratio of net investment income to average net assets including waiver

SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of year (000s)

  See Accompanying Notes to Financial Statements.

16	www.boulderfunds.net

The Denali Fund Inc.

For the Year Ended October 31, 2013		For the Year Ended October 31, 2012		For the Year Ended October 31, 2011		For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

$19.98		$18.02		$18.64		$15.66	$15.36

0.18		0.10		0.09		0.07	0.07
5.14		2.67		(0.20)		3.10	0.24
5.32		2.77		(0.11)		3.17	0.31

(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.02)	(0.04)
(0.01)		(0.01)		(0.01)		–	–
–		–		0.22		0.03	0.03
(0.01)		(0.01)		0.21		0.01	(0.01)

5.31		2.76		0.10		3.18	0.30

(0.05)		(0.02)		–		(0.08)	–
(0.31)		(0.78)		(0.72)		(0.12)	–
–		–		–		–	–
(0.36)		(0.80)		(0.72)		(0.20)	–

$24.93		$19.98		$18.02		$18.64	$15.66

$20.30		$16.55		$15.02		$15.67	$13.25

27 .2%		17 .1%		1 .3%		20 .7%	2 .0%
25 .1%		16 .4%		0 .4%		19 .9%	17 .6%

2 .19%		2 .41%		2 .64%		2 .80%	3 .30%
2 .07%		2 .29%		N/A		N/A	N/A
0 .64%		0 .42%		0 .51%		0 .38%	0 .51%
0 .76%		0 .54%		N/A		N/A	N/A

11%		15%		7%		7%	25%
$103,620		$83,059		$74,917		$77,505	$65,088

Annual Report | October 31, 2013	17

Financial Highlights	The Denali Fund Inc.

*	Auction Preferred Shares (“APS”)
(a)	Calculated based on the average number of shares outstanding during each fiscal period.
(b)	Amount represents less than $(0.01) per share.
(c)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common stock market value assumes the purchase of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)

Expense and net investment income ratios do not include the effect of transactions with preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e those listed under Hedge Funds on the Portfolio of Investments). Income ratios include income earned on assets attributable to APS outstanding.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share(3)
10/31/13	$21,950	0.88	$143,018	$25,000
10/31/12	21,950	0.88	119,601	25,000
10/31/11	21,950	0.88	110,327	25,000
10/31/10	39,950	1.60	73,502	25,000
10/31/09	40,700	1.63	64,980	25,000

(1)	See Note 5.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of APS outstanding.
(3)	Excludes accumulated undeclared dividends.

  See Accompanying Notes to Financial Statements.

18	www.boulderfunds.net

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2013

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Denali Fund Inc. (the “Fund”) is incorporated in Maryland, as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors of the Fund (the “Board”) may classify or re-classify any unissued shares of capital shares into one or more classes of preferred shares without the approval of stockholders.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market maker, or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the

Annual Report | October 31, 2013	19

Notes to Financial Statements	The Denali Fund Inc.
October 31, 2013

Hedge Fund manager according to the manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances. These inputs are summarized in the three broad levels listed below.

Level 1	—	Unadjusted quoted prices in active markets for identical investments

Level 2	—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	www.boulderfunds.net

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2013

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stocks	$97,336,258	$–	$–	$97,336,258
Foreign Common Stocks	6,888,518	–	–	6,888,518
Limited Partnerships	831,000	–	–	831,000
Hedge Funds	–	–	15,086,153	15,086,153
Short Term Investments	4,125,584	–	–	4,125,584
TOTAL	$109,181,360	$–	$15,086,153	$124,267,513

*	For detailed descriptions, see the accompanying Portfolio of Investments.

During the year ended October 31, 2013, there were no transfers between Levels 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities*	Balance as of October 31, 2012	Change in Unrealized Appreciation/ (Depreciation)	Balance as of October 31, 2013	Net change in unrealized appreciation included in the Statements of Operations attributable to Level 3 investments held at October 31, 2013
Hedge Funds	$11,863,654	$3,222,499	$15,086,153	$3,222,499
TOTAL	$11,863,654	$3,222,499	$15,086,153	$3,222,499

*	For detailed descriptions, see the accompanying Portfolio of Investments.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including

Annual Report | October 31, 2013	21

Notes to Financial Statements	The Denali Fund Inc.
October 31, 2013

amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

22	www.boulderfunds.net

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2013

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with hedge funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds.

Changes in Investment Policies: Effective August 1, 2011, the Board approved a proposal to eliminate the Fund’s non-fundamental policy limiting the Fund’s ability to invest more than (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate.

Use of Estimates: The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Distributions to Stockholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, per requirements under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions to stockholders are recorded by the Fund on the ex-dividend date.

In November 2008, the SEC issued an order (the “Order”) approving exemptive relief for the Fund from Section 19(b)-1 of the 1940 Act and Rule 19b-1 thereunder which limit how often the Fund may distribute long-term capital gains to stockholders. The Order permits the Fund pursuant to a managed distribution plan adopted by the Board to make distributions, including long-term capital gains, over the course of each year beginning in the fiscal year ended October 31, 2008. In December 2008, the Board approved adoption of a managed distribution plan (the “Plan”) for the fiscal year ended October 31, 2008, but the Plan was suspended prior to the end of such year. The Board has not reinstated the Plan or made distributions in reliance on the Order since 2008.

If the Board elects to make any managed distributions during the course of a year pursuant to the Plan, such distributions may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Accordingly, pursuant to the Plan, if reinstated, net income and short-term capital gains, while generally taxable at ordinary income rates, may be eligible, to the extent qualified dividend income is earned by the Fund, to be taxed at a lower long-term capital gains

Annual Report | October 31, 2013	25

Notes to Financial Statements	The Denali Fund Inc.
October 31, 2013

rate. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board may amend, suspend or terminate the Plan without prior notice to Fund stockholders. Stockholders should note that the amount and characterization of any managed distributions by the Fund is subject to change as a result of the performance of the Fund, market conditions and other factors.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 2. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) (together, the “Advisers”) serve as co-advisers to the Fund. The Fund pays the Advisers a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually. The Advisers renewed the fee waiver for an additional one year term as of December 1, 2012.

The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. The Lola Trust is also a stockholder of the Fund (See Note 6). Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. SIA and BIA are considered “affiliated persons”, as that

24	www.boulderfunds.net

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2013

term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). Prior to October 1, 2013, SIA received 75% of the fees earned by the Advisers and BIA received 25% of the fees earned by the Advisers. As of October 1, 2013, SIA receives 25% of the fees earned by the Advisers and BIA receives 75% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. The equity owners of FAS are EALLC and the Lola Trust.

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $8,000 per annum, plus $3,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the Board. The lead independent director of the Board receives $1,000 per meeting. The chairman of the Audit Committee receives an additional $1,000 per meeting.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, and the following affiliates of the Fund: Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum fee of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s Common Stock servicing agent, dividend-paying agent and registrar. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses. BNY Mellon also serves as the Fund’s Preferred Stock transfer agent, dividend disbursing agent and redemption agent.

NOTE 3. SECURITIES TRANSACTIONS

During the year ended October 31, 2013, there were purchase and sale transactions (excluding short term securities) of $12,073,657 and $13,952,093, respectively.

On October 31, 2013, based on cost of $79,379,985 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $45,680,416, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $792,881, and gross unrealized appreciation for all foreign

Annual Report | October 31, 2013	25

Notes to Financial Statements	The Denali Fund Inc.
October 31, 2013

currency in which there is an excess of tax cost over value of $513, resulting in net unrealized appreciation of $44,888,048.

NOTE 4. CAPITAL

The Fund has authorized a total of 999,998,000, $0.0001 par value common stock (the “Common Stock”), which may be converted into Preferred Shares.

Transactions in Common Stock were as follows:

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Beginning Shares	4,157,117	4,157,117
Shares Sold	–	–
Shares Issued in Reinvestment of Distributions	–	–
Total	4,157,117	4,157,117
Less Shares Redeemed	–	–
Ending Shares	4,157,117	4,157,117

NOTE 5. PREFERRED SHARES

On February 7, 2003, the Fund issued 1,260 Series A Auction Preferred Shares (“Preferred Shares”). On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital shares as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”).

On October 23, 2009, the Fund retired 52 Preferred Shares, with a total par value of $1,300,000. Those shares were purchased at a discount, at $22,500 per share, resulting in a realized gain of $130,000.

On May 18, 2010, the Fund commenced an offer to purchase for cash up to 400 of its outstanding Series A Preferred Shares. Upon expiration of the tender offer on August 3, 2010, 30 Preferred Shares were validly tendered pursuant to the terms of the offer. Those 30 shares were tendered for an aggregate amount of approximately $637,500, or $21,250 per share. This resulted in a realized gain to the Fund of $112,500. The Fund subsequently retired the 30 Preferred Shares.

On June 22, 2011, the Fund commenced an offer to purchase for cash up to 720 of its outstanding Series A Preferred Shares. Upon expiration of the tender offer on July 22, 2011, 720 Preferred Shares were validly tendered pursuant to the terms of the offer. Those 720 shares were tendered for an aggregate amount of approximately $17,100,000, or $23,750 per share. This resulted in a realized gain to the Fund of $900,000. The Fund subsequently retired the 720 Preferred Shares.

Distributions to preferred stockholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates were reset every 7 days based on the results of an auction. In February

26	www.boulderfunds.net

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2013

2008, the auction preferred shares market for closed-end funds became illiquid resulting in failed auctions for the Preferred Shares. As a result of the failed auctions, the Fund pays dividends at the maximum rate (set forth in the Fund’s governing document for the Preferred Shares), which prior to July 12, 2012, was set at 150% of the 7-day AA Financial Composite Commercial Paper Rate. On July 12, 2012, Moody’s Investors Service (“Moody’s”), one of two nationally recognized statistical rating organizations currently rating the Fund’s Preferred Stock announced that it has downgraded the Preferred Stock from Aaa to A2. This action occurred following a review by Moody’s of its ratings of the securities of all closed-end registered investment companies, which was undertaken in conjunction with the adoption of changes to the methodology Moody’s uses to rate securities issued by closed-end funds. The Fund’s Preferred Stock continues to have a credit rating in the highest rating category from Fitch Ratings. The downgrade resulted in an increase in the maximum rate at which the Fund pays dividends on the Preferred Shares from 150% to 160% of the 7-day AA Financial Composite Commercial Paper Rate.

For the year ended October 31, 2013, distribution rates ranged from 0.03% to 0.24%. The Fund declared distributions to preferred stockholders for the period November 1, 2012 to October 31, 2013 of $27,593.

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders or repurchasing Common Stock and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Fund’s Statement of Preferences and the 1940 Act to maintain certain asset coverage with respect to the outstanding Preferred Shares. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of Common Stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate 0.25% and upon this date the annual rate was reduced to 0.05%, until further notice from the Fund. These fees are paid for failed auctions as well.

NOTE 6. SIGNIFICANT STOCKHOLDERS

On October 31, 2013, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 3,196,432 shares of Common Stock of the Fund, representing approximately 76.9% of the total Common Stock outstanding. The Lola Trust is an affiliated person of the Fund, as that term is defined in the 1940 Act. Also see Note 2 – Management fees, Administration fees, and Other Agreements.

Annual Report | October 31, 2013	27

Notes to Financial Statements	The Denali Fund Inc.
October 31, 2013

NOTE 7. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, effect redemptions and/or repurchases of its Preferred Shares and/or its Common Stock, in the open market or through private transactions; at the option of the Board and upon such terms as the Board shall determine.

The Fund did not repurchase any Preferred or Common Shares during the years ended October 31, 2013 and the year ended October 31, 2012.

NOTE 8. TAX BASIS DISTRIBUTIONS

As determined on October 31, 2013, permanent differences resulting primarily from different book and tax accounting for distributions and certain investments held by the Fund were reclassified at fiscal year-end. These reclassifications had no effect on the net increase in net assets resulting from operations, net asset value applicable to common stockholders or net asset value per common share of the Fund. Permanent book and tax basis differences of ($567,480), $585,876 and ($18,396) were reclassified at October 31, 2013 among overdistributed net investment income, accumulated net realized gains on investments, and paid-in capital, respectively, for the Fund.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2013 was as follows:

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Distributions paid from:
Ordinary Income	$596,736	$759,327
Long-Term Capital Gain	942,467	2,572,257
Total	$1,539,203	$3,331,584

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$528,298
Accumulated Capital Gain	3,379,560
Net Unrealized Appreciation	44,888,048
Total	$48,795,906

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 9. RESTRICTED SECURITIES

As of October 31, 2013, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered

28	www.boulderfunds.net

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2013

under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of October 31, 2013 were as follows:

Issuer Description	Acquisition Date	Cost	Value as of October 31, 2013	Value as Percentage of Net Assets Available to Common Stock and Preferred Shares October 31, 2013
Ithan Creek Partners, LP	06/02/08	$7,000,000	$15,086,153	12.0%

NOTE 10. INVESTMENTS IN HEDGE FUNDS

As of October 31, 2013, the Fund had an investment in a Hedge Fund, which is reported on the Portfolio of Investments under the section titled Hedge Funds.

The Hedge Fund seeks to achieve capital appreciation through investment opportunities primarily in the financial services sector, with a particular focus on companies undergoing recapitalizations and sales of distressed assets. The Hedge Fund’s general partner, or investment manager, may, at their discretion, change the Hedge Fund’s investment objective and investment strategy at any time.

Since the investment in the Hedge Fund is not publicly traded, the Fund’s ability to make withdrawals from its investment in the Hedge Fund is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the Hedge Fund, or limited withdrawals allowable only during specified times during the year. In certain circumstances the Fund may not make withdrawals that occur within certain periods following the date of admission to the Hedge Fund. As of October 31, 2013, the Fund did not have any investments in Hedge Funds in which a suspension of withdrawals was in effect.

The following table summarizes the Fund’s investment in the Hedge Fund as of October 31, 2013.

Description	% of Net Assets as of October 31, 2013	Value as of October 31, 2013	Net Unrealized Gain/(Loss) as of October 31, 2013	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Ithan Creek Partners, LP	12.0%	$15,086,153	$8,086,153	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice

The Fund did not have any outstanding unfunded commitments as of October 31, 2013.

Annual Report | October 31, 2013	29

Notes to Financial Statements	The Denali Fund Inc.
October 31, 2013

NOTE 11. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11 “Related Disclosures about Offsetting Assets and Liabilities.” The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU No. 2011-11 may have on the financial statement disclosures.

In June 2013, the FASB issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

NOTE 12. SUBSEQUENT EVENTS

Fund Merger Announcement. On November 4, 2013, BIA and SIA announced that the board of directors of each of the Fund, Boulder Total Return Fund, Inc. (“BTF”), First Opportunity Fund, Inc. (“FOFI”), and Boulder Growth & Income Fund, Inc. (“BIF” and, together with BTF, FOFI and the Fund, the “Funds”), have approved the reorganization of each of BTF, FOFI and the Fund (the “Target Funds”) into BIF, with BIF continuing as the surviving fund (each, a “Reorganization” and collectively, the “Reorganizations”). The Reorganizations are contingent upon stockholder approval of each Reorganization and other conditions and contemplate, among other things, the following action:

The assets of the Target Funds will be transferred to, and the liabilities of the Target Funds will be assumed by, BIF in exchange for shares of common stock of BIF (the “BIF Shares”). The BIF Shares will then be distributed to the respective Target Fund stockholders. The net asset value (not market value) of the BIF Shares received by the Target Fund stockholders in the Reorganization will equal the aggregate net asset value (not market value) of the respective Target Fund shares held by such stockholders as of the valuation date.

Certain other actions contemplated by the Reorganizations have been approved by the applicable boards, subject to stockholder approval.

It is currently expected that the Reorganizations will be completed in the second quarter of 2014, subject to requisite stockholder approvals and all regulatory requirements and customary closing conditions being satisfied. Prior to consummation of the Reorganizations, each Fund is expected to distribute estimated undistributed net investment income and realized capital gains, if any exists. This is in addition to the year-end distributions of net investment income, if any, and capital gains realized, if any, during the current year for each Fund.

30	www.boulderfunds.net

The Denali Fund Inc.	Notes to Financial Statements
October 31, 2013

Advisory Fee Waiver. Effective December 1, 2013, the Advisers renewed their agreement to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually.

Annual Report | October 31, 2013	31

Report of Independent Registered Public Accounting Firm	The Denali Fund Inc.
October 31, 2013

To the Board of Directors and Shareholders of The Denali Fund Inc.:

We have audited the accompanying statement of assets and liabilities of The Denali Fund Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and hedge fund manager. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Denali Fund Inc. as of October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

December 19, 2013

32	www.boulderfunds.net

The Denali Fund Inc.	Additional Information
October 31, 2013 (Unaudited)

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available, without charge, at http://www.boulderfunds.net, on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at www.sec.gov.

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website located at http://www.boulderfunds.net; (2) on the SEC’s website at www.sec.gov; or (3) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.boulderfunds.net.

FUND BYLAWS AND CHARTER

The Fund last amended its Charter effective January 19, 2010, and last amended its Bylaws effective July 30, 2010.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Annual Report | October 31, 2013	33

Additional Information	The Denali Fund Inc.
October 31, 2013 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

The Fund designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2012:

Qualified Dividend Income:	100.00%
Dividend Received Deduction:	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $942,467 as long-term capital gain dividends.

34	www.boulderfunds.net

The Denali Fund Inc.	Summary of Distribution Reinvestment Plan
October 31, 2013 (Unaudited)

Computershare (“Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then current shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common shares of the Fund (“Shares”), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the NYSE (or if the Shares are not listed on the NYSE, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any

Annual Report | October 31, 2013	35

Summary of Distribution Reinvestment Plan	The Denali Fund Inc.
October 31, 2013 (Unaudited)

applicable withholding tax. Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

36	www.boulderfunds.net

The Denali Fund Inc.	Summary of Distribution Reinvestment Plan
October 31, 2013 (Unaudited)

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Annual Report | October 31, 2013	37

Directors and Officers	The Denali Fund Inc.
October 31, 2013 (Unaudited)

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, length of time served and principal occupation during the last five years. The Fund’s SAI includes additional information about Directors of the Fund and is available, without charge, upon request, at 303-449-0426.

INDEPENDENT DIRECTORS

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Dr. Dean L. Jacobson Age: 74	Class III Director	Term expires 2014; served since 2007.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.
Richard I. Barr Age: 76	Lead Independent Director and Class II Director	Term expires 2016; served since 2007.	Retired (since 2001); various executive positions (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 1999), Boulder Total Return Fund, Inc.; Director (since 2001), First Opportunity Fund, Inc.
Steven K. Norgaard Age: 49	Class II Director	Term expires 2016††; Appointed 2011.	Attorney (since 1994), Steven K. Norgaard, P.C. (law firm), Director (since 2007) ATG Trust Company (independent trust company).	4	Director (since 2011) Boulder Growth & Income Fund, Inc.; Director (since 2011) Boulder Total Return Fund, Inc.; Director (since 2011) First Opportunity Fund, Inc.

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The Denali Fund Inc.	Directors and Officers
October 31, 2013 (Unaudited)

INTERESTED DIRECTORS

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director

Joel W. Looney** Age: 52	Chairman and Class I Director	Term expires 2015; served since 2007.	Assistant Investment Officer (since October 2013), Rocky Mountain Advisers, LLC (investment adviser); Assistant Investment Officer (since October 2013), Boulder Investment Advisers, LLC (investment adviser); Partner (1999 to 2013), Financial Management Group, LLC (investment adviser); Registered Representative (2007 to 2013), VSR Financial Services, Inc. (investment adviser).	4	Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director (since 2001) and Chairman (since 2013), Boulder Total Return Fund, Inc.; Director and Chairman (since 2003),First Opportunity Fund, Inc.

Susan L. Ciciora*** Age: 49	Class III Director	Term expires 2014††; served since 2007.	Trustee (since 1994), Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation). Director (2006-2011), Boulder Growth & Income Fund, Inc.; Director (2001-2011), Boulder Total Return Fund, Inc.	2	Director (since 2003), First Opportunity Fund, Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., and First Opportunity Fund, Inc.
**	Mr. Looney is considered an “interested person” because of his position as an employee of FAS and Assistant Investment Officer for BIA.
††

Due to the fact that a quorum of preferred stockholders was not achieved at the Fund’s 2013 Annual Meeting, Mr. Norgaard and Ms. Ciciora are serving as holdover Directors and are expected to stand again for election at the Fund’s 2014 Annual Meeting of Stockholders.

***	Ms. Ciciora is considered an “interested person” as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of BIA, SIA and FAS.

Annual Report | October 31, 2013	39

Directors and Officers	The Denali Fund Inc.
October 31, 2013 (Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Unless otherwise specified, each officer was elected to office by the Board at a meeting held on January 27, 2012. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years

Stephen C. Miller Age: 61	President	Appointed annually; served since 2007.	President and General Counsel (since 1999), Boulder Investment Advisers LLC; President and General Counsel (since 2008), Rocky Mountain Advisers, LLC; Manager (since 1999) Fund Administrative Services L.L.C.; Vice President (since 1998), Stewart Investment Advisers; President (since 2002), Boulder Growth & Income Fund, Inc.; President (since 1999), Boulder Total Return Fund, Inc.; President (since 2003), First Opportunity Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Nicole L. Murphey Age: 36	Chief Financial Officer, Chief Accounting Officer, Vice President, and Treasurer	Appointed annually; served as CFO, CAO and Treasurer since 2011, served as Vice President since 2008; served as Assistant Secretary since 2007.	Vice President and Treasurer (since 2011), Boulder Investment Advisers, LLC and Rocky Mountain Advisers, LLC; Assistant Manager (since 2011), Fund Administrative Services, LLC; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2000), Boulder Growth & Income Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Total Return Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2003), First Opportunity Fund, Inc.

Lucas Foss** Age: 36	Chief Compliance Officer	Appointed annually; since 2012.	Deputy Chief Compliance Officer (since August 2012), ALPS Fund Services; Chief Compliance Officer (since 2012), Wakefield Alternative Series Trust; Chief Compliance Officer (since 2012), ALPS Series Trust; Chief Compliance Officer (since 2012), The Caldwell & Orkin Funds, Inc.; Chief Compliance Officer (since 2012), Boulder Growth & Income Fund, Inc.; Boulder Total Return Fund, Inc.; First Opportunities Fund, Inc.; Chief Compliance Officer (since 2013), Whitebox Mutual Funds; Chief Compliance Officer (since 2013), Principal Real Estate Income Fund; Chief Compliance Officer (Since 2013), RiverNorth Opportunities Fund, Inc.; Compliance manager (2010-2012), ALPS Fund Services; Senior Compliance Analyst (2006-2009), ALPS Fund Services; Registered Representative, ALPS Distributors, Inc.

40	www.boulderfunds.net

The Denali Fund Inc.	Directors and Officers
October 31, 2013 (Unaudited)

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years

Stephanie J. Kelley Age: 57	Secretary	Appointed annually; served since 2007.	Secretary (since 2002) and Assistant Compliance Officer (2002-2011), Boulder Growth & Income Fund, Inc.; Secretary (since 2000) and Assistant Compliance Officer (2000-2011), Boulder Total Return Fund, Inc., Secretary (since 2003) and Assistant Compliance Officer (2003-2011), First Opportunity Fund, Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

*	Unless otherwise specified, the Officers’ respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
**

At a meeting of the Board of Directors held November 2, 2012, the Board of Directors accepted the resignation of Jennifer Welsh as Chief Compliance Officer of the Fund. Mr. Foss was elected Chief Compliance Officer of the Fund via written consent of the Board of Directors dated November 30, 2012 and effective as of December 3, 2012.

Annual Report | October 31, 2013	41

Notes	The Denali Fund Inc.

The Denali Fund Inc.	Notes

Notes	The Denali Fund Inc

THE DENALI FUND INC.

Directors	Richard I. Barr
Susan L. Ciciora
Steven K. Norgaard
Dr. Dean L. Jacobson
Joel W. Looney

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare
480 Washington Blvd
Jersey City, NJ 07310

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202

Legal Counsel	Paul Hastings LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

Item 2. Code of Ethics.

As of the end of the period covered by this report, The Denali Fund Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Steven K. Norgaard is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $31,800 and $33,000 for the fiscal years ended October 31, 2012 and October 31, 2013, respectively.

(b)

Audit-Related Fees – The aggregate fees billed to the Registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in AUDIT FEES were $5,000 and $5,500 for the fiscal years ended 2012 and 2013, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares.

The fees billed to other entities in the investment company complex for assurance and related services by principal accountant that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended October 31, 2012 and October 31, 2013, respectively.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations were $7,965 and $8,200 for the fiscal years ended October 31, 2012 and October 31, 2013, respectively.

(d)

All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $0 and $0 for the fiscal years ended October 31, 2012 and October 31, 2013, respectively.

(e) (1)

The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services. Under the audit committee’s charter, pre-approval of permitted non-audit services by the Registrant’s accountant is not required if: (1) the aggregate amount of all permitted non-audit services is not more than 5% of the total revenues paid by the Registrant to the accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved by the audit committee or a designated audit committee member prior to the completion of the audit of the Registrant’s annual financial statements.

(2)

There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2013 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Steven K. Norgaard.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to the Advisers. The Proxy Voting Procedures of the Advisers are included below.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1. Policy. It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to each Fund’s respective investment adviser(s) (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.1 The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2. Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3. Procedures. The following are the procedures adopted by the Board for the administration of this policy:

a. Review of Adviser Proxy Voting Procedures. The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest2, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4. Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5. Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

Voting Policies and Procedures

than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.

6. Disclosures.

a. The Fund shall include in any future registration statement:

i. A description of the Voting Policies and the Voting Guidelines3; and

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

b. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i. A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.5

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.6

7. Recordkeeping Requirements. SEC Rule 204-2, as amended, requires advisers to retain:

1.	Proxy voting policies and procedures
2.	Proxy statements received regarding client securities
3.	Records of votes cast on behalf of clients
4.	Records of written client requests
5.	Any documents prepared by the Adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8. Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

3  This disclosure is included in all registration statements filed on behalf of the Funds after July 1, 2003.

4  This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

5  This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

6  This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisers’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections

Although we typically vote for the election of directors in uncontested elections, we may vote against, or withhold, if applicable, if we believe the individual has not, or is not likely to in the future, deliver value to shareholders or protect shareholders’ interests due to the individual’s relationships, background or prior actions.

Generally FOR, but will review on a case-by- case basis
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.	We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that

Voting Policies and Procedures

Category	Guideline	Voting
the chair of each committee is independent.
Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.

We will generally support the choice of auditors recommended by the Audit Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting		Generally FOR, although there may be situations where such a structure may be detrimental to shareholder interests.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as a potential an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We generally do not support options for directors, and do not support retirement bonuses or benefits for directors.
MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Stock Options and Incentive Compensation Plans	Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by- case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions	Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy	Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review

Voting Policies and Procedures

Category	Guideline	Voting
	and therefore not in the best interest of the majority of shareholders.	supermajority proposals on a case-by-case basis.
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.
Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees	Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.	Generally AGAINST.
Blank-cheque Preferred Shares	The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.	Generally AGAINST.

Dated: October 26, 2007

Revised: July 30, 2010, November 8, 2010, July 27, 2012, August 5, 2013.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Stewart R. Horejsi, Brendon J. Fischer and Joel Looney are the Fund’s portfolio managers and are collectively responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi , Mr. Fischer and Mr. Looney are referred to herein as the “Portfolio Managers”. Boulder Investment Advisers, LLC (“BIA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“ SIA,” together with BIA, the “Advisers”) are the co-advisers to the Fund and have managed the Fund’s assets since October 26, 2007. The Portfolio Managers manage the Fund and three other registered investment companies, the Boulder Growth & Income Fund, Inc. (“BIF”) Boulder Total Return Fund, Inc. (“BTF”), and First Opportunity Fund, Inc. (“FOFI”) (together the “Boulder Funds”). As of October 31, 2013, BIF BTF, and FOFI had total assets, including leverage, of approximately $279.8 million, $413.9 million and $329.9 million, respectively. None of the advisory fees of the other registered investment companies for which the Portfolio Managers manage are based on the performance of the account.

Separately, Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $794.5 million as of October 31, 2013. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the Chief Investment Officer for BIA and SIA since 1999 and for Rocky Mountain Advisers LLC (“RMA”) (the co-adviser, together with SIA, to FOFI) since 2008. Mr. Horejsi has been a Portfolio Manager for the Fund since October 26, 2007.

Mr. Fischer joined BIA and RMA as an Assistant Investment Officer in 2012 and has been a Portfolio Manager of the Fund since 2012 as well. Prior to joining RMA and BIA, Mr. Fischer was an Associate and Senior

Analyst with H.I.G. WhiteHorse in Dallas, Texas from 2005 until 2012.

Separately, Mr. Looney also acts as an advisory representative providing investment supervisory and financial planning services to RMA’s private clients (the “RMA Private Clients”) for which RMA receives fees generally based on a percentage of assets under management. Mr. Looney joined BIA and RMA as an Assistant Investment Officer and a Portfolio Manager of the Fund in 2013. Prior to joining the Advisers, Mr. Looney was the Principal for Financial Management Group, LLC, an investment management firm, from 1999 to 2013. Mr. Looney also currently serves as Chairman of the Board of Directors for the Fund.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates that own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits. In the case of Mr. Looney, in addition to an annual fixed salary and other benefits mentioned above, he receives a portion of the fees paid to RMA for providing investment supervisory and financial planning services to the RMA Private Clients.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BTF, BIF and FOFI, as well as the RMA Private Clients. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of one or any combination of the Fund, BTF, BIF, FOFI, the RMA Private Clients and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. Allocations of investments to and among the Fund, BIF, FOFI and BTF and the RMA Private Clients are made in accordance with the investment allocation policies and procedures of the Advisers. There is no guarantee that these policies and procedures will be able to identify and mitigate all potential conflicts of interest with respect to the investments of the Funds. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds and other accounts managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another fund or account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one fund or account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios will vary from fund to fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Lola Brown Trust No. 1B, which has engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, holds 949,751 shares of the Fund as of October 31, 2013. In addition, (i) the Susan L. Ciciora Trust, a trust established by Mr. Horejsi’s daughter with respect to which Mr. Horejsi is not a beneficiary, owns 1,159,729 shares of the Fund, (ii) the Mildred B. Horejsi Trust, a trust established by Mr. Horejsi’s mother, owns 1,030,344 shares of the Fund, and (iii) the Evergreen Trust, a trust established by Mr. Horejsi to benefit his issue, owns 56,608 shares of the Fund (the foregoing are included in the above definition of “Horejsi Affiliates”). Because of Mr. Horejsi’s advisory or familial role with respect to the Horejsi Affiliates, Mr. Horejsi may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million.

Mr. Fischer owned 650 shares of the Fund as of October 31, 2013 with an aggregate value of between $10,000 – $50,000.

Mr. Looney owned 1,719 shares of the Fund as of October 31, 2013 with an aggregate value of between $10,000 – $50,000.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i)CERT and 99.302(ii)CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE DENALI FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date: January 9, 2014

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date: January 9, 2014